CONVERTIBLE SENIOR NOTE	12 Months Ended
Dec. 31, 2013
CONVERTIBLE SENIOR NOTE [Abstract]
CONVERTIBLE SENIOR NOTE
18.	CONVERTIBLE SENIOR NOTE

On March 18, 2009, the Company issued a convertible senior note to Nokia Growth Partners ("NGP"), which is due in 2014. This note in an aggregate principal amount of $6,775,400 is convertible to ordinary shares of the Company at the conversion price of $0.08915 per share. The conversion price is adjustable subject to standard anti-dilution provision i.e. stock splits, subdivisions, reclassifications or combinations, etc. The initial interest rate was 8% per annum for the period commencing and including March 18, 2009 and ending and including December 31, 2009, compounded annually on the outstanding portion of the principal amount and any accrued and unpaid interest that is overdue. The applicable interest rate was changed from 8% to 7% in 2010 according to certain earning/debt ratio. For the fiscal year commencing January 1, 2011 and each fiscal year thereafter, the applicable interest rate will be adjustable in a range of 6% to 8% according to certain earning/debt ratio. The interest was payable on July 15, 2009 and semi-annually on January 15 and July 15 afterwards. The Company was also entitled to a purchased call option to redeem the convertible senior note plus any accrued but unpaid interest following the third anniversary of the closing date. Furthermore, a share purchase warrant was issued to NGP to purchase 80,000,000 ordinary shares of KongZhong with a purchase price of $0.125 per share, which is to be expired in five years after the issuance.

The conversion feature, interest rate reset feature and prepayment feature embedded in the convertible senior note are derivatives but not subject to bifurcation in accordance with the guidance of accounting for derivative instruments. The warrant issued with the convertible senior note was detachable and classified as equity. The total proceeds were allocated between the convertible senior note and the warrant based on their relative fair values. The amount of $677,332 allocated to the warrant was recorded as equity. A beneficial conversion feature of $3,667,931 was resulted as the effective conversion price was lower than the fair value of the ordinary shares on the closing date of March 18, 2009, which was recognized as additional paid in capital with a corresponding increase in debt discount. The debt discount totaling $4,345,263 was amortized into interest expense over the term of convertible senior note using the effective interest rate method. During 2010, 2011 and 2012, the amortized discount of $585,627, $294,543 and $36,297 were recorded as part of the interest expense respectively.

On February 25, 2011, the Company prepaid 70% of the aggregate principal amount of the convertible senior note for $9,310,000 in cash, plus any accrued but unpaid interest. The prepaid portion of the convertible senior note has rights to be converted into 1,330,000 ADSs, equivalent to 53,200,000 ordinary shares.

On March 1, 2012, NGP converted the remaining 30% of the aggregate principal amount of the convertible senior note into 570,000 ADSs, equivalent to 22,800,000 ordinary shares.

Interest expense on the convertible senior note has been recorded at the effective rate of 31.85% after prepayment comparing to previous effective interest rate of 37.01%. Interest expense recognized related to the convertible senior note was as follows:

	For the years ended December 31,
	2011	2012

Interest expense at coupon rate	$193,220	$26,730
Amortization of debt discount	294,543	36,297
Total interest expense recognized	$487,763	$63,027